UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                February 21, 2001
--------------------------------------------------------------------------------
                                (Date of Report)



                                  Aptimus, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Washington
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-27065                                        91-1809146
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code (206) 441-9100



                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On February 20, 2001, Aptimus, Inc. (the "Company") announced its intention to close its consumer-oriented web sites and focus exclusively on its network-based direct marketing infrastructure business. In conjunction with the repositioning, the Company announced the elimination of 127 poisitions and delayed its previsously scheduled earnings call to March 2, 2001.


Item 7.  Exhibits and Reports on Form 8-K

          (c)  The following exhibits are filed as part of this report:


Exhibit No.    Description
-----------    -----------
 99.1          Press   release,   dated   February  20,  2001,   announcing  the
               repositioning of Aptimus, Inc. as a direct marketing Internet infrastructure provider.

                                   SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         APTIMUS, INC.
                                         ---------------------------------------
                                          (Registrant)



Dated:  February 21, 2000            By  /s/  David H. Davis
                                         --------------------------------------
                                         David H. Davis
                                         Secretary